Exhibit 10.1

EXECUTION VERSION

COMMITMENT INCREASE SUPPLEMENT

COMMITMENT INCREASE SUPPLEMENT, dated June 24, 2016 (this “Supplement”), to the Credit Agreement dated as of July 2, 2015 (as further amended, supplemented or otherwise modified from time to time, the “Agreement”), among Iron Mountain Information Management, LLC (the “Company”), Iron Mountain Incorporated (the “Parent”), the other Borrowers from time to time party thereto, the lenders parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and the other parties thereto.

W I T N E S S E T H :

WHEREAS, pursuant to Section 2.01(b) of the Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Revolving Commitments under the Agreement by requesting one or more Lenders to increase the amount of its Revolving Commitment;

WHEREAS, the Company has given notice to the Agent of its intention to increase the aggregate Revolving Commitments pursuant to such Section 2.01(b); and

WHEREAS, pursuant to Section 2.01(b) of the Agreement, each of the undersigned Increasing Lenders (as defined in the Agreement) now desires to increase the amount of its Revolving Commitment under the Agreement by executing and delivering to the Company and the Agent a supplement to the Agreement in substantially the form of this Supplement;

NOW THEREFORE, each of the parties hereto hereby agrees as follows:

Each of the undersigned Increasing Lenders agrees, subject to the terms and conditions of the Agreement, that on the date this Supplement is accepted by the Company and acknowledged by the Agent it shall, as applicable, have its:

(a)                                 US$ Commitment increased by the amount set forth on Schedule I hereto under the heading “US$ Commitment Increase”, thereby making its total US$ Commitment equal to the amount set forth on Schedule I hereto under the heading “Total US$ Commitment”; and/or

(b)                                 Multi-Currency Commitment increased by the amount set forth on Schedule I hereto under the heading “Multi-Currency Commitment Increase”, thereby making its total Multi-Currency Commitment equal to the amount set forth on Schedule I hereto under the heading “Total Multi-Currency Commitment”;

thus making the aggregate amount of its total Revolving Commitments equal to the amount set forth on Schedule I hereto under the heading “Total Revolving Commitment”.

Pursuant to Section 2.01(b), upon the effectiveness of this Supplement, Schedule I of the Agreement shall, without further action, be deemed to have been amended appropriately to reflect the increased Revolving Commitments of the Increasing Lenders as set forth herein.

The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

Terms defined in the Agreement shall have their defined meanings when used herein.

This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gene Riego de Dios
	Name:	Gene Riego de Dios
	Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Bank of America, NA

By:	/s/ Luanne T. Smith
	Name:	Luanne T. Smith
	Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Citizens Bank, N.A.

By:	/s/ Christian Peng
	Name:	Christian Peng
	Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Credit Agricole Corporate and Investment Bank

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Jeff Ferrell
	Name:	Jeff Ferrell
	Title:	Managing Director

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Wells Fargo Bank, N.A.

By:	/s/ David Mallett
	Name:	David Mallett
	Title:	Managing Director

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Morgan Stanley Senior Funding, Inc.

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

HSBC Bank Plc

By:	/s/ Clare Walker
	Name:	Clare Walker
	Title:	Relationship Director

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

HSBC Bank USA, National Association

By:	/s/ Zhiyan Zeng
	Name:	Zhiyan Zeng
	Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Barclays Bank PLC, as Increasing Lender

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
	Name:	Brian Gross
	Title:	Authorized Signatory

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

PNC Bank, National Association

By:	/s/ Michael Richards
	Name:	Michael Richards
	Title:	Senior Vice President, Managing Director

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

SUNTRUST BANK

By:	/s/ Jason Crowley
	Name:	Jason Crowley
	Title:	Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

TD BANK, N.A.

By:	/s/ Alan Garson
	Name:	Alan Garson
	Title:	Senior Vice President

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

KBC Bank N.V., New York Branch

By:	/s/ Lene E. Mosdoel
	Name:	Lene E. Mosdoel
	Title:	Associate

By:	/s/ Thomas R. Lalli
	Name:	Thomas R. Lalli
	Title:	Managing Director

Agreed and accepted this 24th day of
June, 2016.

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

By:	/s/ John P. Lawrence
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

Acknowledged this 24th day of
June, 2016.

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Gene Riego de Dios
	Name:	Gene Riego de Dios
	Title:	Vice President

SCHEDULE I

Lender	US$ Commitment Increase	Total US$ Commitment	Multi-Currency Commitment Increase	Total Multi- Currency Commitment	Total Revolving Commitment
JPMORGAN CHASE BANK, N.A.	$5,000,000.00	$14,790,357.00	$15,000,000.00	$89,144,954.00	$127,142,858.00
BANK OF AMERICA, N.A.	5,000,000.00	17,473,795.00	15,000,000.00	95,518,119.00	127,142,858.00
BARCLAYS BANK PLC	5,000,000.00	17,473,795.00	15,000,000.00	95,518,119.00	127,142,858.00
CITIZENS BANK, N.A.	5,000,000.00	17,473,795.00	15,000,000.00	95,518,119.00	127,142,858.00
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	5,000,000.00	17,473,795.00	15,000,000.00	95,518,119.00	127,142,858.00
WELLS FARGO BANK, N.A.	5,000,000.00	17,473,795.00	15,000,000.00	95,518,119.00	127,142,858.00
GOLDMAN SACHS BANK USA	20,000,000.00	127,142,857.00	0.00	0.00	127,142,858.00
MORGAN STANLEY SENIOR FUNDING, INC.	20,000,000.00	127,142,857.00	0.00	0.00	127,142,858.00
ROYAL BANK OF CANADA	3,000,000.00	12,979,035.00	9,000,000.00	73,414,496.00	97,714,286.00
PNC BANK, NATIONAL ASSOCIATION	3,000,000.00	10,983,228.00	9,000,000.00	60,531,597.00	80,571,428.00
SUNTRUST BANK	3,000,000.00	10,983,228.00	9,000,000.00	60,531,597.00	80,571,428.00
TD BANK, N.A.	3,000,000.00	10,983,228.00	9,000,000.00	60,531,597.00	80,571,428.00

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	3,000,000.00	13,666,666.00	9,000,000.00	66,904,762.00	80,571,428.00
HSBC BANK USA, N.A.	3,666,800.00	19,892,549.00	11,000,400.00	49,536,555.00	69,429,104.00
HSBC BANK PLC	1,333,200.00	9,446,074.00	3,999,600.00	23,267,677.00	32,713,751.00
KBC BANK N.V., NEW YORK BRANCH	10,000,000.00	22,857,143.00	0.00	0.00	22,857,143.00